EXHIBIT 10(g)

                             HOTELVIEW CORPORATION           Contract # ________
                     A SUBSIDIARY OF VISUAL DTA CORPORATION
            1600 SOUTH DIXIE HIGHWAY, SUITE 3A, BOCA RATON, FL 33432
                      TEL: (561)367-8505 FAX: (561)367-7606

                            HOTEL SERVICES AGREEMENT

THIS AGREEMENT commences on the "Effective Date" and sets forth the terms and conditions between HOTELVIEW CORPORATION (the "Company") and Hotel (as defined below):

================================================================================
Hotel Name (the "Hotel")

--------------------------------------------------------------------------------
Contact Name                                               Title

--------------------------------------------------------------------------------
Address (the "Location")

--------------------------------------------------------------------------------
City                                       State                      Zipcode

--------------------------------------------------------------------------------
Country                                                    County

--------------------------------------------------------------------------------
Phone (       )                                            Fax (       )
--------------------------------------------------------------------------------
Service Fee (the "Service Fee")            Term (the "Term")

--------------------------------------------------------------------------------
$                                                        Year(s)

================================================================================

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ ALL OF THE TERMS ON BOTH SIDES OF THIS AGREEMENT AND AGREES TO ABIDE BY ITS TERMS AND CONDITIONS.

                                              Accepted by HOTELVIEW CORPORATION

For the HOTEL: _________________________      1600 South Dixie Highway, Suite 3A
                   (Name of Hotel)            Boca Raton, FL  33432

By: ___________________________________       By:_______________________________

Name: _________________________________       Name: ----------------------------

Title: __________________________________     Title: ---------------------------

Date: __________________________________      Date: ----------------------------

================================================================================
HOTELVIEW USE ONLY:
--------------------------------------------------------------------------------
Contract No.:       Crew No.:        File Date:   /     /  Index Code: D-     C-
--------------------------------------------------------------------------------
[ ] Domestic [ ] International [ ] Small/B&B [ ] Standard [ ] Resort
[ ] Super Resort
================================================================================

                              TERMS AND CONDITIONS

1.      ENGAGEMENT BY HOTEL : SERVICES OF THE COMPANY.

        The Hotel hereby engages the Company and Company agrees to provide the following services to the Hotel:
        a. Videotaping of the Location and producing a video brochure ("Vignette") to be included in the HotelView/Registered trademark/ Laser Disc Library ("Library") for the term set forth above.

        b. A copy of the final version of the Vignette shall be provided by the Company to the Hotel prior to inclusion of the Vignette in the Library.
        c. Distribution of the Vignette through inclusion in the Library to travel agencies and on-line service providers (Internet or Interactive TV).

2.      RESPONSIBILITIES OF THE HOTEL.

        a. The Hotel shall make its Location and all amenities at the Location available to the Company as reasonably required by the Company so that the Company or its agents may videotape the Vignette, according to the standards set forth by the Company. In connection therewith, the Hotel shall make available such reasonable number of rooms (not to exceed two rooms for two nights unless weather or other factors outside the control of the Company and Hotel require a longer duration) and meals at its Location as may be required, at no charge, during the videotaping of the Location by the Company or its agents; provided however that all incidental expenses incurred by the Company or its agents shall be the responsibility of the Company or its agents.
        b. Upon receipt of the final version of the Vignette from the Company for inclusion in the Library, the Hotel shall have seven
               (7) days to notify the Company, in writing, of any inaccuracies in the facts and content contained in the Vignette, but not as to the style.

        c. The Hotel shall promptly notify the Company of any material changes to any information contained in the Vignette during any period in which the Vignette is in the Library. The Company shall videotape at the location as necessary to accurately incorporate said material changes. The costs and expenses incurred by the Company and paid for by the Hotel, in connection with this subsection 2 will be mutually agreed upon in advance by the Company and the Hotel.

 3.     PAYMENT TERMS.

        a. In consideration for the completion of the Company's services pursuant to the terms of this Agreement, Hotel shall pay the Service Fee defined in this Agreement.

        b. All payments due to the Company from the Hotel shall be due thirty (30) days from date of invoice by the Company.

        c. All amounts due not paid by the Hotel within forty-five (45) days of the date of Invoice shall be past due, at which time the Company shall be entitled to take all reasonable collection actions, including the use of a collection agency or an attorney, with Hotel fully liable and solely responsible for all reasonable costs and expenses associated therewith, including attorneys fees and costs. If Hotel fails to render payment within sixty (60) days of the Invoice, the Hotel shall be deemed to be in default and Company shall have the right to terminate this Agreement pursuant to Section 5 herein.

4.      COPYRIGHT AND LICENSE.

        a. The Hotel acknowledges that the Vignette is an original work, fixed in a tangible form, and the Company owns the Vignette and all other unedited footage and reserves all right, title and interest in and to the copyright, the common law copyright, the right to apply for copyright registration, and any extensions or renewals, common law and statutory copyright in all publication, reproduction, broadcast or other derivative rights of the Vignette including, but not limited to, merchandising rights, use of title rights, publication rights, and foreign edition rights. Except as specifically set forth in this Agreement, there is no grant of license to the Hotel by the Company in connection with the Vignette or the Library.
        b. The Company agrees that the Hotel's name and any derivation of such name, when used alone or in connection with another word or words, and the Hotel's trademarks, trade names, symbols, logos and designs, shall, in all events remain the exclusive property of the Hotel and nothing contained herein shall confer upon the Company the right to use such names, trademarks, trade names, symbols, logos or designs, other than in strict accordance with the terms of this Agreement.
        c. The Hotel shall have the right to copy and distribute the Vignette to any potential guests. Any other use of the Vignette by the Hotel requires prior written consent by the Company.

 5.     TERMINATION.

        a. This Agreement may be terminated immediately by the Company, in its sole discretion, upon the occurrence of any of the following events:
               i. Any legal or equitable proceeding against the Hotel which results in a final judgment or decree, if the sale of all or substantially all of Hotel's assets are contemplated or threatened as a result of such judgment or decree;
               ii. The Hotel is in default of any outstanding amounts due to the Company by the Hotel;
               iii. The Hotel is in breach of any provision of this Agreement, or has committed any act of negligence in performing its obligations hereunder, which breach shall not have been cured within ten (10) days after notice thereof.
        b. The Company may, in its sole discretion, terminate this Agreement subsequent to videotaping the Vignette of the Hotel, but prior to the Vignette's inclusion in the Library for any reason. In the event of such termination, neither party shall have any responsibilities to the other party for any costs or expenses by either party in connection with this Agreement; provided however, that the videotape shall remain the property of the Company but shall not be used by the Company in any manner.
        c. The termination of this Agreement for any reason shall be without prejudice to any rights of either party against the other which may have accrued before the date of such termination.

        d. After termination of this Agreement, Hotel shall have no further authorization or consent from Company to use the vignette in any manner other than distribution of remaining copies of the Vignette to any potential guests. If Hotel violates this paragraph, Hotel shall reimburse Company for all costs and expenses associated with enforcement herewith, including attorneys fees.

 6.     REPRESENTATIONS AND WARRANTIES.

        a. REPRESENTATIONS AND WARRANTIES BY HOTEL. The Hotel represents and warrants that all information provided to the Company which shall be contained in the Vignette or any marketing or promotional materials in connection with the services of the Hotel is true, accurate and correct as of the date of the production of the Vignette. The Hotel further warrants that it shall promptly notify the Company of any material changes to any information contained in the Vignette, as specified in Section 4(e) heretofore.
        B. NO REPRESENTATIONS AND WARRANTIES BY COMPANY. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESSED OR IMPLIED, BY OPERATION OF LAW, OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO: ANY REPRESENTATIONS OR WARRANTIES OF: (1) MER- CHANTABILITY; (II) FITNESS FOR A PARTICULAR PURPOSE; (III) QUALIFY, OPERATION OR PERFORMANCE; (IV) SUITABILITY FOR CUSTOMERS; (V) COMPLIANCE WITH ANY ONE OR MORE LAWS, RULES, REGULATIONS, POLICIES, REQUIREMENTS OR THE LIKE, OF FEDERAL, STATE, LOCAL OR OTHER GOVERNMENTAL, ADMINISTRATIVE OR JUDICIAL AUTHORITIES, OR OTHER THIRD PARTIES; OR (VI) NON-INFRINGEMENT OR NONVIOLATION OF THE RIGHTS OF ANY THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, ANY COPYRIGHTS, TRADEMARK RIGHTS, RIGHTS OF PUBLICITY OR PRIVACY, TRADE SECRET RIGHTS OR OTHER PROPRIETARY RIGHTS.

 7.     INDEMNIFICATION/HOLD HARMLESS.

        a. INDEMNIFICATION BY AND LIABILITIES OF COMPANY. Except as to acts of gross negligence (willful misconduct) on the part of the Company in the performance of its obligations hereunder, Company shall have no obligation to indemnify or hold Hotel harmless from and against, and shall not be responsible or liable for, any claims, liabilities, damages, losses, costs, attorneys' fees, etc., including, but not limited to, any indirect, special, incidental, consequential or punitive losses or damages of any kind, including lost profits (whether or not Company has been advised of the possibility of such loss or damage) with respect to my action, inaction or activities by Hotel, Company and/or one or more third parties concerning, either directly or indirectly, the subject matter of this Agreement.
        b.     INDEMNIFICATION BY AND LIABILITIES OF HOTEL.
               i. Hotel hereby indemnifies and holds the Company harmless from any and all claims for loss or damage to property or for personal injuries or death, or for loss from delay arising out of the acts, omissions or negligence of the Hotel or any of its agents or independent contractors.
               ii. The Hotel agrees to indemnify and hold Company harmless from any and all claims, losses, actions, demands, damages, costs, penalties, fines and expenses, including attorneys' fees, resulting from, relating to or arising out of the following:
                      A. any services rendered, or acts or omissions related to services performed by the Hotel and/or the Hotel's employees or agents for any guests or clients who may reserve any rooms or amenities;
                      B. in connection with the Vignette or advertising or marketing materials provided to the Company by the Hotel or any other alleged or other action by Hotel and also from any claims, suits, loss, liability expense (including costs of suit and attorneys' fees) and damages arising out of alleged or actual errors in connection with the information contained in the Vignette or information provided by the Hotel to the Company. Hotel hereby assumes full and complete responsibility and liability for the content of such information and any demand, claim or liability associated therewith;
                      C. inaccuracies or breaches of representations or warranties made herein;
                      D. Breaches of any one or more of the other covenants or obligations of Hotel; or
                      E. Liabilities or other obligations of Hotel.

               iii. The Hotel shall have the sole and exclusive responsibility for all sources of information it provides to Company for billing and collections purposes and Company shall have no obligation to verify, check or otherwise inspect the source, accuracy or reliability of information furnished by the Hotel. The Company agrees to indemnify and hold Company harmless against any and all liability, loss, damages, costs and expenses which Company may incur, including, but not limited to, reasonable attorneys' fees and costs, and which Company may be required to pay, directly or indirectly, by reason of the content of the Hotel's claims for reimbursement and billing information or because of any error or omission or misrepresentation in such information which directly or indirectly results in any liability, loss and/or damage to Company.
               iv. Company's liability with respect to this Agreement is limited to its charges paid by the Hotel in connection with this Agreement due to any error by Company; no special or consequential damages may be recovered by the Hotel. It is further expressly understood and agreed that Company shall not be liable to any third person for any damages or injuries which said third person may incur, directly or indirectly, as a result of any errors or omissions of the Hotel or in connection with any bookings.

 8. RELATIONSHIP OF THE PARTIES. The relationship of the Company to the Hotel shall be strictly as independent parties and nothing in this Agreement shall be construed to place the parties in the relationship of partners, joint venturers or agents.

 9.     MISCELLANEOUS PROVISIONS.
        a. NOTICES. All notices and requests in connection with this Agreement shall be given or made upon the respective party in writing and shall be deemed to be given on the date such notice or request shall be deposited in the U.S. Mail, postage prepaid, certified, return receipt requested and addressed as set forth below on the signature page.
        b. ASSIGNMENT. This Agreement and the rights granted hereunder may not be assigned in whole or in part by the Hotel without the prior written consent of the Company. The Company may assign this Agreement and the rights granted hereunder to any third party.
        c. FURTHER ASSURANCES. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.
        d. WAIVER. The Company's failure to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.
        e. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
        f. CHOICE OF LAW. This Agreement shall be governed by, construed, interpreted and the rights of the parties determined in accordance with the laws of Florida, without references to the principles of conflicts of law. Venue for any litigation concerning this Agreement shall be the Southern District of Florida and Palm Beach County, Florida.
        g. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, and assigns.
        h. ENTIRE AGREEMENT. Each party acknowledges that it has read this Agreement and any attached Addenda, understands it, and agrees to be bound by its terms and further agrees that it is the complete and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements, oral and written between the parties relating to the subject matter of this Agreement. This Agreement may not be modified or altered in any form except by a written instrument duly executed by both parties.

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ ALL OF THE TERMS OF THIS AGREEMENT AND AGREES TO BY ITS TERMS AND CONDITIONS.